January 1, 1997


Mr.  Timothy S. Reimer
AmVestors Financial Corporation
415 S.W. Eighth Avenue
Topeka, Kansas  6+6603

Dear Mr.  Reimer:

Re:  Employment Agreement With AmVestors Financial Corporation (the
"Company")

This will confirm the Company's employment understanding as follows:

                                                                1.
EMPLOYMENT

                                                                1.1
Full-time


The Company has agreed to employ you, and you have agreed

to accept Full-time employment in AmVestors Financial

Corporation (the "Company") as set forth below.  The term

"Company" in this Agreement shall include all its subsidiaries and affiliates.


The term "Full-time" shall be construed as meaning you shall have no other employment, nor shall you engage in any

activity, as a principal, agent, owner, officer, employee,

partner, lender, investor, advisor or consultant, as an

insurance agent or broker, or for or with any enterprise

engaged in, or planning to engage in, business similar to or planning to engage in, business similar to or resembling those conducted by the Company.

1.2 Duties

Your title, which may be changed from time to time by the

Chief Executive Officer, or the Board of Directors, in its

discretion, shall be Executive Vice President - Chief
Investment
Officer.



You shall be responsible for the duties of an Executive

Vice President - Chief Investment Officer to include, but not limited to, those duties shown on the attached
Exhibit A
and such other duties as reasonably assigned by the
Chief Executive Officer. These duties may be changed

from time to time by the Chief Executive Officer or the

Board of Directors.


1.3 Time and Place



You shall provide the duties set forth herein at such time and place and in such manner as the Chief Executive Officer or the
Board of Directors may, in their sole discretion, reasonably direct.

2. TERM

2.1 Term of Employment


Subject to the terms and conditions hereof, this Agreement

shall continue in force until December 31, 1997, and shall

automatically renew for successive twelve (12) month periods unless otherwise terminated pursuant to Section 2.2.

2.2 Termination


a.
For Cause



Notwithstanding any other provision of this Agreement,

your employment may be terminated at the sole discretion

of the Company if you:


(1) Fail to be present for work and perform duties set forth herein or as reasonably requested from time to time by the Chief Executive Officer, the President or the Board of Directors, except during vacation time, periods of disability or illness, necessary business travel or if

you have been excused by the Chief Executive Officer.


(2) Divulge any confidential information to third parties

without the Company's prior written consent.

Confidential information shall include that described

in Section 4.1 and including, but not limited to, sales

methods, techniques, procedures or sources.


(3) Commit any act of gross negligence, willful mis-

conduct or dishonesty detrimental to the Company.


(4) Convicted of a felony.


b. Voluntary Severance


Your employment under this Agreement may be

terminated by you, upon thirty (30) days prior written

notice to the Company. All compensation and benefits

provided at the Company's expense, as described in

Section 3 of this Agreement, shall terminate on the date

of your termination under this Section 2.2b.


c. Other Than for Cause


Termination by the Company for reasons other than For

Cause, as specified above, shall be deemed to be

Termination Other Than for Cause. If the Company

terminates your employment Other Than for Cause, you will be entitled to receive your current salary as set forth in Section 3.1 for a period of twelve (12) months from the termination date. You shall not be entitled to this twelve

(12) months of current salary if you terminate your 39

employment with the Company.

Disability



This Agreement may be terminated by you or the Company in the event of your total and permanent disability, in which case you shall be entitled to six (6) months' compensation as set forth in Section 3 during the period of disability, which shall include any portion of such disability pay received hereunder prior to such termination.

3. COMPENSATION


You
shall receive as full compensation for your services

hereunder the payments set forth in this Section 3.

3.1 Salary


You shall receive a salary of $245,000.00 per year, which may be increased from time to time by the Company in its sole discretion.


3.2 Bonus and Incentive Compensation


You may be eligible to participate in such bonus and incentive compensation plans as the Board of Directors or Chief

Executive Officer permits.
3.3 Fringe Benefits


You shall be entitled to participate in all group health and insurance programs and all other fringe benefit, employee

stock option plans, retirement plans or additional compensa-

tion which the Board of Directors may hereafter, in its sole and absolute discretion, elect to make available to you.

               3.4  Expenses


The Company shall reimburse you for your ordinary and

necessary business expenses in accordance with its

normal  practices in effect from time to time.

                  4.  CONFIDENTIAL INFORMATION AND COVENANT NOT TO COMPETE

                4.1  Confidential and Proprietary Information


You acknowledge that certain information you obtain in

the performance of your duties hereunder is confidential

and proprietary information, and you agree not to disclose

such confidential and proprietary information without the

Company's written consent, either during the term of this

Agreement or after its expiration, except as may be required in the performance of your duties hereunder, as may be

required by law or as the Company may authorize in

writing.  All copies of the proprietary and confidential

information in your possession at the termination of your

employment shall be returned to us. Confidential and 40

proprietary information referred to in this paragraph includes all non-published financial and accounting material, agent lists, client lists, actuarial and profitability studies, marketing test results, and all other information designated or treated by us as confidential or proprietary.
4.2 Non-Competition During Period of Employment


Since your employment hereunder is to be full-time, you

agree that you will not, during the term of this Agreement,

without the Company's consent:

a. Engage in any other employment.

b. Be interested directly or indirectly as an officer, director, shareholder, partner, or owner in any way of:


(1) Any other business or organization engaged in the

sale of insurance, or annuity, or investment products

whether or not such business or organization now is

or shall then be competing with the Company.


(2) Any other business or organization which is

competing with the Company, the Company's

affiliates or subsidiaries.

4.3 Non-Competition After Period of
Employment

If this agreement is terminated and you receive com-

pensation pursuant to Section 2.2c. or 2.3, you agree that

for one (1) year thereafter (hereinafter called the "Limited

Period"), you shall not, without the Company's prior written permission, attempt to entice away from the Company or its

affiliates or subsidiaries on behalf of any party whatsoever,

or employ or otherwise engage, contract with or retain

directly or indirectly any employee then employed by the

Company or its affiliates or employed by them any time

during the one (1) year prior to such attempt or employ-

ment. You shall not during such Limited Period do anything

to impair the Company or its affiliates or subsidiaries' prospects of sales or business retention, and shall not solicit for any reason any of the Company's or its employees,

agency personnel, insureds or applicants, nor accept

commissions directly or indirectly on any policy written in

replacement of any policy produced or written by the Company or any of its affiliates or subsidiaries, nor shall you in any way derogate the Company or its personnel.
4.4 Enforcement

You acknowledge that the covenants contained in this
Section 4 are such that their breach are unlikely to be adequately compensable by damages and consent that they may be enforced by injunction.

5. MISCELLANEOUS
`
5.1 Amendment

This Agreement may be amended only by written amendment

executed by both you and the Company.

5.2 Entire Agreement

This Agreement shall constitute the entire agreement of the parties with respect to the subject matter. All prior negotiations and understandings, whether written or oral,

are merged into this Agreement.

5.3 Notices


All notices required or permitted to be given hereunder shall be in writing. Notices intended for the Company shall be

addressed to the Chief Executive Officer of the Company at

its home offices. Notices intended for you shall be address-

ed to you at your address shown on the Company's current

employment records, if you are then still employed by the

Company, and at your last known address if you are not then

so employed.
                                                  5.4   No Assignment


Neither party may assign this Agreement without the prior

written consent of the other.

                             5.5   Execution and Binding Effect


Your signing and returning the enclosed copy of this letter

will make it a binding contract binding on you, your heirs

and assigns, and upon the Company and its successors

and assigns.

Very truly yours,

AMVESTORS FINANCIAL CORPORATION



By: ________________________________


Agreed to:



___________________________________
Timothy S. Reimer


Date: ______________________________
42